UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            September 14, 2017

AMREP CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

620 West Germantown Pike, Suite 175 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (610) 487-0905

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2017, Christopher V. Vitale was appointed as President and Chief Executive Officer of AMREP Corporation (the “Company”) effective as of September 15, 2017. In connection with his appointment, Mr. Vitale’s annual base salary will be increased to $300,000 as of September 18, 2017.

On September 14, 2017, Robert E. Wisniewksi announced his retirement as Executive Vice President and Chief Financial Officer of the Company effective as of September 15, 2017 and James M. McMonagle was appointed as Vice President and Chief Financial Officer of the Company effective as of September 15, 2017. In connection with his appointment, Mr. McMonagle’s annual base salary will be increased to $190,000 as of September 18, 2017.

Prior to being appointed President and Chief Executive Officer of the Company, Mr. Vitale, age 41, had been Executive Vice President, Chief Administrative Officer and General Counsel of the Company since September 2014. From March 2013 to September 2014, Mr. Vitale was Vice President and General Counsel of the Company. From April 2012 to March 2013, he was Vice President, Legal at Franklin Square Holdings, L.P. and, from 2011 to March 2012, he was Assistant Vice President, Legal at Franklin Square Holdings, L.P., a national sponsor and distributor of investment products, where he was responsible for securities matters, corporate governance and general corporate matters. During 2011, Mr. Vitale was the Chief Administrative Officer at WorldGate Communications, Inc. (“WorldGate”), and from 2009 to 2011 he was Senior Vice President, General Counsel and Secretary at WorldGate, a provider of digital voice and video phone services and video phones. In 2012, WorldGate filed a voluntary petition for relief under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. Prior to joining WorldGate, Mr. Vitale was an attorney with the law firms of Morgan, Lewis & Bockius LLP and Sullivan & Cromwell LLP.

Prior to being appointed Vice President and Chief Financial Officer of the Company, Mr. McMonagle, age 50, had been Vice President, Finance of the Company since February 2017. Prior to joining the Company, Mr. McMonagle had been Director of Finance of The Lloyd Group, Inc., a technology services firm, from August 2015 to November 2016. From February 2012 to July 2015, Mr. McMonagle was Vice President, Finance of SnapOne, Inc., a cloud-based mobile software company. Prior to February 2012, Mr. McMonagle held various senior accounting and financial positions for private and publicly traded companies in multiple industries.

On September 14, 2017, the Company awarded 10,000 restricted shares of common stock of the Company under the AMREP Corporation 2016 Equity Compensation Plan (the “Plan”) to Mr. Vitale and 4,500 restricted shares of common stock of the Company under the Plan to Mr. McMonagle. The awards of restricted shares of common stock will vest approximately one-third on September 14, 2018, one-third on September 14, 2019 and one-third on September 14, 2020, subject to the continued employment of the officer on each vesting date.

On September 15, 2017, the Company entered into an employment agreement with Clifford R. Martin, Treasurer of the Company. Pursuant to the agreement, (1) Mr. Martin’s annual salary will be $182,000 as of September 18, 2017; (2) if Mr. Martin remains a full-time employee through the date two business days after the filing of the Company’s annual report on Form 10-K for the year ended April 30, 2018 or if the Company terminates Mr. Martin’s employment prior to such date, (a) he would be eligible for severance under the Company’s severance plan; (b) he would receive an additional stay bonus equal to (i) $20,000 minus (ii) the amount equal to (A) the number of months (including partial months) starting on September 15, 2017 and ending on the termination date multiplied by (B) one thousand dollars ($1,000); and (c) any vesting requirements or other restrictions or conditions on the sale of any stock awards made to Mr. Martin will lapse or otherwise be deemed fully vested, accelerated or otherwise satisfied.  The foregoing description of the employment agreement is a summary only and is qualified in all respects by the provisions of the employment agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

A copy of the press release announcing the appointment of Mr. Vitale, the retirement of Mr. Wisniewksi and the appointment of Mr. McMonagle is attached hereto as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of the Company was held on September 14, 2017. At the meeting, shareholders holding an aggregate of 4,179,410 shares of common stock, par value $.10, of the Company out of a total of 8,089,204 shares outstanding and entitled to vote, were present in person or represented by proxy.

At the meeting, Theodore J. Gaasche and Albert V. Russo were elected as directors of the Company in Class III by the final votes set forth opposite their names, to hold office until the 2020 Annual Meeting of Shareholders and until their successors are elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Theodore J. Gaasche	3,799,932	379,478	0
Albert V. Russo	3,801,695	377,715	0

In addition, the following proposal was voted on and approved at the meeting:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote on the compensation paid to the Company’s named executive officers	3,788,572	382,150	8,688	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement, dated September 15, 2017, between Clifford R. Martin and AMREP Corporation.

99.1	Press Release, dated September 18, 2017, issued by AMREP Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: September 18, 2017	By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement, dated September 15, 2017, between Clifford R. Martin and AMREP Corporation.

99.1	Press Release, dated September 18, 2017, issued by AMREP Corporation.